Exhibit 10.6

HARBOUR
CITY


Your Reference:

Our Reference:        011 EST 11/6.1216                          12th June 2002

                      International SMC (HK) Ltd.
                      Suite 1210, Ocean Centre,
                      Harbour City,
                      5 Canton Road, Kowloon


                      Attn: Ms. M. Alicia Haskamp
                      ---------------------------

Dear Ms. Haskamp,

                            Final Measurement of Area
                            Suite 1216, Ocean Centre
                            ------------------------

         We are pleased to confirm that, pursuant to the "The Premises Schedule" of your Letter of Offer, the final measurement of the subject premises is 794 sq. ft. Accordingly the monthly rent, air- conditioning charge and service charge will be calculated on this measurement.

         Thank you for your attention.


                                                Yours sincerely,
                                                For and on behalf of
                                                HARBOUR CITY MANAGEMENT LIMITED



                                                Shirley Lai
                                                Tenant Services Manager

SL/JC/cl




HARBOUR CITY MANAGEMENT LIMITED
--------------------------------------------------------------------------------

                            OCEAN CENTRE - 12TH FLOOR


                                   FLOOR PLAN


                                [GRAPHIC OMITTED]


                                   Suite 1216

                                                               Yours Truthfully,




                                                        ------------------------
                                                        For and on behalf of

Signature

Name in block letter:      For and on behalf of
                           INTERNATIONAL SMC (HK) LIMITED

Position                   /s/ M. A. Haskamp
                           -----------------
                           Director/Authorized Signatory

                           Ms. M.A. Haskamp
                           Managing direction
                           11/6/2002

                                   ACCEPTANCE
                                   ----------

         We, HARRIMAN LEASING LIMITED, as Leasing Agent for the Landlord HEREBY accept the foregoing offer.

         Dated

Signed by   Doreen Y. F. Lee
for and on behalf of                            For and on behalf of
HARRIMAN LEASING LIMITED                        HARRIMAN LEASING LIMITED
as Leasing Agent for the
Landlord in the presence of:                    /s/  [Illegible]
                                                -----------------------------
                                                 Director & General Manager
         /s/ Illegible

                     THE SUPPLEMENTARY INFORMATION SCHEDULE
                     --------------------------------------

(Please PRINT the following information):

1. Full name of the person (or persons) (a partnership) or company to be shown as Tenant in the Lease/Tenancy Agreement:

2.       Address, which in the case of a company should be the REGISTERED OFFICE
         ADDRESS:

3.       Name and Address of Solicitors:

4.       Bankers' Name and Address:

5.       Business Registration No.

6.       Approximate date of establishment in Hong Kong:

7.       General nature of business/profession:

8.       If Company, authorized capital: paid-up capital:

9.       Where a subsidiary company, name and address of parent company:

10.      Where a partnership, number and name of partners:

11.      Name of previous/current landlord.

12.      Other relevant background information in support of this Offer:

13.      Contact Person and Telephone No.:

                              THE PREMISES SCHEDULE
                              ---------------------

1. The Landlord means the registered owner of the said Lot, Wharf {ILLEGIBLE} Limited, (including where the context so admits its successors and assigns) acting by its duly authorized agent, Marriman Leasing Limited.

2.       Premises:
         Suites 1216, 12th Floor, Ocean Centre, Harbor City Kowloon (as shown on the floor plan attached hereto and thereon [ILLEGIBLE] pink).

3. Approximate Area: 750 sq. ft. gross (subject to final measurement to be conducted by the Landlord)

4. Use of Premises: Restricted to Commercial Offices Use Only. For this avoidance of doubt it is hereby declared and confirmed that no private sales, sample sales, clearance sales or any similar sales or any activities related thereto including but without limiting to distribution of circulars or erection or posting up or may revises or any [ILLEGIBLE] of any kind may be allowed in any circumstances.

5.       Term of Lease/Tenancy: Three (3) Years from the Commencement Date

6. Commencement Date: 1st June, 2002 or such other date as specified by the Landlord by notice in writing which date shall be within 3 days of completion of the Building Finishes as referred to in Clause 2.1 of this Offer, whichever date is the later.

7.       Rent and Other Charges:

         (a)(1)   Rent: The rent shall be:

         (i) From The 1st month to The 36th month HK$ 15.00 per sq ft gross per month;

         and all payable monthly in advance.

         (a)(2) Market Rental: The Market Rental referred to in paragraph 7(a)(1) above shall be determined for the appropriate period or periods in question in accordance with the provisions of
                  Section XI of the Lease/Tenancy Agreement.

         (b) Air-Conditioning Charges: HK$ 2.70 per sq ft gross per month payable monthly in advance, subject to increase either before or after the Commencement Date. The air-conditioning charge will commence to be payable on and from the date the Landlord's Managing Agent at our request commences the supply or air-conditioning service, but no in any case later than the expiry of the Rent-Free Period.

         (c) Service Charge: HK$ 1.90 per sq ft gross per month payable monthly in advance, subject to increase either before or after the Commencement Date. The service charge will commence to be payable on and from the Commencement Date.

         (d)      Government Ratios: Estimated at HK$ 562.50 per month.

         (e) Utility Charges: We shall be responsible for all charges for the supply of gas, water, telephone and electricity including electricity consumed by the air-conditioning unit(s), apparatus and equipment serving the Premises and all deposits to the utility companies.

8. Rent-Free Period: Rent will commence to be payable 61 days after the Commencement date. The service charge, air-conditioning charge, utility charges and government rates shall be payable by us during such period.

9. Deposit: HK$ 45.787.50 representing 3 months' rent (at the highest rate specified in paragraph 7(a) above), government rates, air-conditioning charge and service charge.

10. Decoration Deposit: HK$ 5,000.00 payable prior to the commencement of the fitout work upon demand to ensure due compliance of instructions and directions by our contractors in accordance with Clause 5.2 of this Offer. This deposit is refundable by the Managing Agent to us upon completion of our [ILLEGIBLE] work after deducting any cost of loss or damage incurred including cost of remedy insofar as it is practically possible so to do.

11. Submission of Plans: Immediate after the Landlord's acceptance of this Offer.

12. Facilitation Fee: HK$ 2.00 per sq ft gross representing the costs incurred by the Landlord in providing services including consumption of temporary electricity to the Premises and removal of construction debris from a central collection point during the period of fitting out payable upon signing of this Offer.

5.       TENANT'S WORK
         -------------

         5.1 All approved work (other than that to be carried out by the Landlord's nominated contractors as referred to in Clause 4.1 of this Offer) may be carried out by our own contractor (who shall in any event be required to be approved by the Landlord) and we shall be responsible for enduring that these contractors co-operate fully with the Landlord, its servants, agents, workman and contractors and is carrying out their work in such a manner as to avoid any delay to or interference with the Landlord or third parties.

         5.2 We shall ensure that such contractors comply with all instructions and directions (including hours of work) given by the Landlord's representative and/or its Managing Agent and/or the building manager and that our contractors shall remove daily all trash, rubbish and surplus building materials resulting from the work.

         5.3 We shall be responsible for effecting adequate public liability and consumers' all risks insurance and furnishing to the Landlord's representative before the commencement of any work in or to the Premises such evidence as the Landlord may require that the insurance is in place.

6.       LEGAL TENANCY AGREEMENT PREPARATION
         -----------------------------------

         6.1 The Offer is accepted, we agree to execute a lease/tenancy agreement (the "Lease/Tenancy Agreement") in duplicate in the standard form which is sent with this offer and in the attached Schedule(s).

         6.2 We also undertake to pay one half of the stamp duty and registration fee (if any) on this Offer and on the Lease/Tenancy Agreement and its counterpart and to return both copies of the agreement duly executed within 14 days of presentation [ILLEGIBLE] in any event before the Commencement Date specified in paragraph 6 of the Premises Schedule.

7.       SIGNS
         -----

         7.1 We understand that the Landlord will provide at our cost one sign (according to the Landlord's standard design and specifications) to be fixed at some appropriate point(s) in the building for the display of our name and such other particulars as the Landlord may at its discretion approve.

         7.2 We acknowledge and agree that the installation work in respect or such aforesaid sign shall be carried out by the Landlord's nominated contractor at our cost.

8.       CHANGE OF NUMBERING OR NAME OF DEVELOPMENT
         ------------------------------------------

         8.1 We acknowledge that the Landlord reserves the right at any time and from time to time to change the numbering of the Premises (or any part thereof) or the name of the Building/Development (or any part thereof) that the Premises form part as it shall in its absolute discretion [ILLEGIBLE] upon giving to us no less than 3 months' prior notice in writing and the Landlord shall not be liable to us for any loss, damage, claims, costs or expenses resulting therefrom or in connection therewith.

9.       DEPOSIT
         -------

         9.1 We enclose a cheque in your favour as agent of the Landlord in the sum specified in paragraph 9 of the Premises Schedule as a deposit.

         9.2 We acknowledge that in case there shall have been any increase in the air-conditioning charge and/or service charge imposed by the Landlord prior to the Commencement Date, the deposit will be increased accordingly and we undertake to pay such increase forthwith upon demand. We further acknowledge that we shall not be entitled to possession of the Premises until we have paid the whole of the deposit including any increase pursuant to this Clause but that the [ILLEGIBLE]..

         9.3 We acknowledge that if after this Offer has been accepted we fail to execute agreement in accordance with Clause 6 of this Offer or fail to comply with any of the terms and conditions herein the Landlord shall be entitled to its absolute discretion to forfeit the deposit and determine the agreement constituted by your acceptance of this Offer (the "Agreement") by giving notice to us. Nothing herein contained however shall prevent the Landlord from exercising its right to enforce specific performance of the Agreement or claiming against us for damages for breach of the Agreement.

         9.4 We understand that you are at liberty to cash this cheque immediately pending the Landlord's consideration of this Offer and such action on your part shall not be deemed to be an acceptance thereof. Should this Offer not be accepted, the deposit will be returned to us (without interest or other compensation).

         9.5 We understand upon execution of the [ILLEGIBLE] Agreement the deposit will be set against the deposit payable under Section IX of the Lease/Tenancy Agreement.

10.      LANDLORD'S APPROVAL
         -------------------

         10.1 We acknowledge that whatever the consent or approval of the Landlord's required, the same may be given or withheld or given subject to conditions, at the Landlord in its sole discretion may determine.

11.      LANDLORD'S AGENTS
         -----------------

         11.1 We acknowledge that Harriman Leasing Limited acts as Leasing Agent of the Landlord, and has authority to accept/reject this Offer on behalf of the Landlord and that Harbour City Management Limited acts as Managing Agent of the Landlord and has authority to represent and bind the Landlord in all [ILLEGIBLE] in connection with this Offer and if this Offer herein is accepted, in all matters missing from or in connection with the tenancy of the premises.

12.      PRIVACY ORDINANCE NOTICE AND CONSENT
         ------------------------------------

         12.1 The Landlord shall be entitled to supply to any company within the Landlord's group of companies and also to any company which is the ultimate holding company or the Landlord as the Landlord may determine such information or personal data is respect of us for marketing purposes, including the exchange of non-financial information with selected business partners without our further consent being obtained. "Group of companies" and "holding company" shall have the meanings attributed thereto in the companies Ordinance Cap 22 of the Laws of Hong Kong Special Administrative Region.

13.      BANK REFERENCE
         ---------------

         13.1     We enclose a Bank's Reference in support of this Offer.

14.      SUPPLEMENTARY INFORMATION
         -------------------------

         14.1 We have completed the Supplementary Information Schedule as requested by the Landlord.

15.      ADDITIONAL CONDITIONS
         ---------------------

         15.1 We acknowledge that the terms, conditions and provisions set out in the Additional Conditions Schedule attached to this Offer (if any) shall apply and be incorporated in this Offer.

16.      IRREVOCABLE OFFER
         -----------------

         16.1     This Offer shall be irrevocable.

17.      ACCEPTANCE
         ----------

         17.1 To indicate the Landlord's acceptance of this Offer, please sign the Acceptance endorsed at the foot of this Offer.

To: HARRIMAN LEASING LIMITED
Suite 1611, 16th Floor
Ocean Centre
Harbour City
Kowloon

From: International SMC (HK) Limited
L1 Unit 6
Mirror Tower
61 Mody Road
Kowloon

Dear Sirs,

                       LETTER OF OFFER FOR OFFICE PREMISES
                       -----------------------------------

1.       OFFER
         -----

         1.1 We offer to lease the premises identified in the attached Premises Schedule (the "Premises") from your principal, the registered owner of the Premises (the "Landlord"), on the terms and conditions and subject to payment of the rent and other charges fees and amounts as set out in this letter or offer (this "Offer") and in the Schedule(s).

2.       BUILDING FINISHES
         -----------------

         2.1 We understand that the Landlord's obligations are limited to making the premises available to us with the following:

                  (1)      Concrete floor with cement said screeding;

                  (2) Standard and emulsion paint painted walls and columns;

                  (3) Suspended ceiling with acoustic tiles and standard light fittings without wiring in a standard layout;

                  (4)      Standard entrance door;

                  (5) Automatic smoke detectors and sprinkler system in a standard layout;

                  (6)      Air-conditioning system; and

                  (7) Electricity supply terminated at a plug-in unit or barber chamber, as the ease may be, in the meter room.

         2.2      We shall undertake and be responsible at our cost for:

                  (1) all air-conditioning duct work, floor finish, clerical work (including [ILLEGIBLE] of light and power circuits) light-fittings, transfer of air duct to our suspended ceilings, and security, fire services (including sprinklers, infra-red detectors and/or smoke detectors) and air-conditioning unit (on/or control system serving the Premises:

                  (2) Any other installation, adjustment, modification and alteration of the provisions and fixtures and fittings in the Premises, if approved by the Landlord.

                  2.3 Any other items including any additional fixtures or fittings and interior decoration which we may require will likewise be for our account.

3.       APPROVAL OF INTERNAL LAYOUT
         ---------------------------

         3.1 Within the period specified in paragraph 11 of the Premises Schedule, we shall submit to the Landlord for approval layout plans in respect to the Premises together with detailed design drawings and specifications for the design and construction of all proposed interior work installations and listings.

         3.2      We acknowledge and agree that:

                  (1) under no circumstances may work be commenced until the full approval of the Landlord in writing has been obtained:

                  (2) no delays, whether in submitting or resubmitting our proposals and plans or in the Landlord approving the same or otherwise will entitle us to any [ILLEGIBLE] of the rent-free period granted hereunder or to any claim for compensation or otherwise:

                  (3) the term of [ILLEGIBLE] may commence even though any of the plans, drawings and specifications have not been fully approved or any [ILLEGIBLE] work has not been commenced.

         3.3 We agree to pay upon submission of our initial internal layout plans a Floor Handling Fee to the Landlord or its managing agent at the rate of HK$3.50 per sq. ft. based on the area of the Premises as specified in paragraph 3 of the Premises Schedule for:

                  (1)      voting our initial internal layout plans; and

                  (2) where such plans include or necessitate work which is required hereunder to be carried out by the Landlord's nominated contractors, handling and co-ordinating the carrying on of such work.

4.       ALTERATION WORK BY NOMINATED CONTRACTORS
         ----------------------------------------

         4.1 We acknowledge that to enable the electrical, air-conditioning, plumbing, drainage, sprinkler, security, building automation and the direction alarm systems in the building to be effectively co- ordinated and controlled all work required by us within the Premises affecting these services and facilities shall be designed and supervised by a professional electrical and Mechanical consultant employed by us, and carried out at our cost by the Landlord's nominated contractors for which purpose we undertake to engage the appropriate contractor nominated by the Landlord for the category of work in question and to pay the nominated contractors' charges for the work as follows:

                  (1) 50% of the [ILLEGIBLE] sum for each category of work and the Landlord's charges at the same time as returning the signed statement of cost(s)

                  (2) progress payment(s) (if any) as stipulated by the Landlord in the estimate upon presentation of invoices; and

                  (3) the final account for each category of work and the balance of the Landlord's charges (if any) upon presentation of the relevant invoices.

         4.2 We acknowledge that since the appropriate nominated contractors shall be engaged by us, the Landlord shall notwithstanding the nomination not have any liability to us for or in respect of any set deed matter or thing arising out of or in connection with the engagement of any such contractor or contractors or any work done or omitted to be done by them or any of them pursuant to such engagement.

         4.3 We further agree that in respect of any subsequent [ILLEGIBLE] work in or to the Premises, a handling fee shall be payable to the Landlord in accordance with Section III Clause 7 of the [ILLEGIBLE] Agreement sent with this Offer.

HARBOUR
CITY


Your Reference:

Our Reference:        011 EST 11/6.1210                          16th April 2002

                      International SMC (HK) Ltd.
                      Suite 1210, Ocean Centre,
                      Harbour City,
                      5 Canton Road, Kowloon

                      Attn: Ms. M. Alicia Haskamp

Dear Ms. Haskamp,

                            Final Measurement of Area
                            Suite 1210, Ocean Centre
                            ------------------------

         We are pleased to confirm that, pursuant to the "The Premises Schedule" of your Letter of Offer, the final measurement of the subject premises is 3,579 sq. ft. Accordingly the monthly rent, air-conditioning charge and service charge will be calculated on this measurement.

         Thank you for your attention.


                                                 Yours sincerely,
                                                 For and on behalf of
                                                 HARBOUR CITY MANAGEMENT LIMITED



                                                 Shirley Lai
                                                 Tenant Services Manager

SL/JC/cl

                            OCEAN CENTRE - 12TH FLOOR


                                   FLOOR PLAN


                                [GRAPHIC OMITTED]


                                   Suite #1210

                                                  Yours Truthfully,
                                                   International SMC (HK) LTD


                                                  /s/ M. S. Haskamp
                                                  ------------------------
                                                  Director/Authorized Signatory
                                                  For and on behalf of


Signature                  /s/ M. A. Haskamp
                           -----------------
Name in block letters:     Ms. M. A. Haskamp

Position:                  Managing Director

Company Chop:              For and on behalf of
                           INTERNATIONAL SMC (HK) LIMITED

Dated:
                           --------------------------------
                           Director/Authorized Signatory


                                   ACCEPTANCE
                                   ----------

         We, HARRIMAN LEASING LIMITED, as Leasing Agent for the Landlord HEREBY accept the foregoing offer.

         Dated

Signed by   Doreen Y. F. Lee
for and on behalf of                                For and on behalf of
HARRIMAN LEASING LIMITED                            Harriman LEASING LIMITED
as Leasing Agent for the
Landlord in the presence of:                        /s/  [illegible]
                                                         -----------
                                                    Director & General Manager

/s/ Yvonne Y. F. Lau
Yvonne Y. F. Lau

                     THE SUPPLEMENTARY INFORMATION SCHEDULE
                     --------------------------------------

(Please PRINT the following information):

1. Full name of the person (or persons) (a partnership) or company to be shown as Tenant in the Lease/Tenancy Agreement:

                           International SMC (HK) Ltd.

2.       Address, which in the case of a company should be the REGISTERED OFFICE
         ADDRESS:

         Unit 6, L1, Mirror Tower, 61 Mody Road, TST East, Kowloon

3.       Name and Address of Solicitors:
         T. S. Tong & Co., Wing Lung Building, 9th Floor, 45 Des Voeux Road, Central, Hong Kong (Mr. Iu Ting Kwok)

4.       Bankers' Name and Address:
         HSBC, Rm 1006-1012, Cheung Sha Wan Plaza, Tower 2, 833 Cheung Sha Wan Road, Kowloon (Mr. Eric W. P. Lee)

5.       Business Registration No.
         18350489-000-07-01-8

6.       Approximate date of establishment in Hong Kong:
         26-Jul-1994

7.       General nature of business/profession:
         Trading

8.       If Company, authorized capital: $10,000
                        paid-up capital: $100

9.       Where a subsidiary company, name and address of parent company:
         100% owned subsidiary of The Singing Machine Co., Inc., 5501 Lyons Road, Bldg A-7, Coconut Creek, FL 33073, U.S.A. (A public listed company in the American Stock Exchange.)

10.      Where a partnership, number and name of partners:
         NIL

11.      Name of previous/current landlord.
         Koon Wah Mirror Holdings Ltd.

12.      Other relevant background information in support of this Offer:

13.      Contact Person and Telephone No.:
         Miss Dora Lee at 3107-7997 or Miss Michelle Ho at 3107-7992
           (Operations Manager)                 (Finance Manager)

                              THE PREMISES SCHEDULE
                              ---------------------

1. The Landlord means the registered owner of the said Lot, Wharf {ILLEGIBLE} Limited, (including where the context so admits its successors and assigns) acting by its duly authorized agent, Harriman Leasing Limited.

2.       Premises:
         Suites 1210, 12th Floor, Ocean Centre, Harbour City Kowloon (as shown on the floor plan attached hereto and thereon colored pink).

3. Approximate Area: 3,535 sq. ft. gross (subject to final measurement to be conducted by the Landlord)

4. Use of Premises: Restricted to Commercial Offices Use Only. For this avoidance of doubt it is hereby declared and confirmed that no private sales, sample sales, clearance sales or any similar sales or any activities related thereto including but without limiting to distribution of circulars or erection or posting up or may revises or any [ILLEGIBLE] of any kind may be allowed in any circumstances.

5.       Term of Lease/Tenancy: Three (3) Years from the Commencement Date

6. Commencement Date: 1st May, 2002 or such other date as specified by the Landlord by notice in writing which date shall be within 3 days of completion of the Building Finishes as referred to in Clause 2.1 of this Offer, whichever date is the later.

7.       Rent and Other Charges:

         (a)(1)   Rent: The rent shall be:

                  (i) From The 1st month to The 36th month HK$ 17.00 per sq ft gross per month; and all payable monthly in advance.

         (a)(2) Market Rental: The Market Rental referred to in paragraph 7(a)(1) above shall be determined for the appropriate period or periods in question in accordance with the provisions of
                  Section XI of the Lease/Tenancy Agreement.

         (b) Air-Conditioning Charges: HK$ 2.70 per sq ft gross per month payable monthly in advance, subject to increase either before or after the Commencement Date. The air-conditioning charge will commence to be payable on and from the date the Landlord's Managing Agent at our request commences the supply or air-conditioning service, but no in any case later than the expiry of the Rent-Free Period.

         (c) Service Charge: HK$ 1.90 per sq ft gross per month payable monthly in advance, subject to increase either before or after the Commencement Date. The service charge will commence to be payable on and from the Commencement Date.

         (d)      Government Ratios: Estimated at HK$ 3,005.00 per month.

         (e) Utility Charges: We shall be responsible for all charges for the supply of gas, water, telephone and electricity including electricity consumed by the air-conditioning unit(s), apparatus and equipment serving the Premises and all deposits to the utility companies.

8. Rent-Free Period: Rent will commence to be payable 87 days after the Commencement date. The service charge, air-conditioning charge, utility charges and government rates shall be payable by us during such period.

9. Deposit: HK$ 238.083.00 representing 3 months' rent (at the highest rate specified in paragraph 7(a) above), government rates, air-conditioning charge and service charge.

10. Decoration Deposit: HK$ 5,000.00 payable prior to the commencement of the fitout work upon demand to ensure due compliance of instructions and directions by our contractors in accordance with Clause 5.2 of this Offer. This deposit is refundable by the Managing Agent to us upon completion of our [ILLEGIBLE] work after deducting any cost of loss or damage incurred including cost of remedy insofar as it is practically possible so to do.

11. Submission of Plans: Immediate after the Landlord's acceptance of this Offer.

12. Facilitation Fee: HK$ 2.00 per sq ft gross representing the costs incurred by the Landlord in providing services including consumption of temporary electricity to the Premises and removal of construction debris from a central collection point during the period of fitting out payable upon signing of this Offer.

5.       TENANT'S WORK
         --------------

         5.1 All approved work (other than that to be carried out by the Landlord's nominated contractors as referred to in Clause 4.1 of this Offer) may be carried out by our own contractor (who shall in any event be required to be approved by the Landlord) and we shall be responsible for enduring that these contractors co-operate fully with the Landlord, its servants, agents, workman and contractors and is carrying out their work in such a manner as to avoid any delay to or interference with the Landlord or third parties.

         5.2 We shall ensure that such contractors comply with all instructions and directions (including hours of work) given by the Landlord's representative and/or its Managing Agent and/or the building manager and that our contractors shall remove daily all trash, rubbish and surplus building materials resulting from the work.

         5.3 We shall be responsible for effecting adequate public liability and consumers' all risks insurance and furnishing to the Landlord's representative before the commencement of any work in or to the Premises such evidence as the Landlord may require that the insurance is in place.

6.       LEGAL TENANCY AGREEMENT PREPARATION
         -----------------------------------

         6.1 The Offer is accepted, we agree to execute a lease/tenancy agreement (the "Lease/Tenancy Agreement") in duplicate in the standard [ILLEGIBLE] and in the attached Schedule(s).

         6.2 We also undertake to pay one half of the stamp duty and registration fee (if any) on this Offer and on the Lease/Tenancy Agreement and its counterpart and to return both copies of the agreement duly executed within 14 days of presentation [ILLEGIBLE] in any event before the Commencement Date specified in paragraph 6 of the Premises Schedule.

7.       SIGNS
         -----

         7.1 We understand that the Landlord will provide at our cost one sign (according to the Landlord's standard design and specifications) to be fixed at some appropriate point(s) in the building for the display of our name and such other particulars as the Landlord may at its discretion approve.

         7.2 We acknowledge and agree that the installation work in respect or such aforesaid sign shall be carried out by the Landlord's nominated contractor at our cost.

8.       CHANGE OF NUMBERING OR NAME OF DEVELOPMENT
         ------------------------------------------

         8.1 We acknowledge that the Landlord reserves the right at any time and from time to time to change the numbering of the Premises (or any part thereof) or the name of the Building/Development (or any part thereof) that the Premises form part as it shall in its absolute discretion [ILLEGIBLE] upon giving to us no less than 3 months' prior notice in writing and the Landlord shall not be liable to us for any loss, damage, claims, costs or expenses resulting therefrom or in connection therewith.

9.       DEPOSIT
         -------

         9.1 We enclose a cheque in your favour as agent of the Landlord in the sum specified in paragraph 9 of the Premises Schedule as a deposit.

         9.2 We acknowledge that in case there shall have been any increase in the air-conditioning charge and/or service charge imposed by the Landlord prior to the Commencement Date, the deposit will be increased accordingly and we undertake to pay such increase forthwith upon demand. We further acknowledge that we shall not be entitled to [ILLEGIBLE] of the Premises until we have paid the whole of the deposit including any increase pursuant to this Clause but that the [ILLEGIBLE]..

         9.3 We acknowledge that if after this Offer has been accepted we [ILLEGIBLE] agreement in accordance with Clause 6 of this Offer or fail to comply with any of the terms and conditions herein [ILLEGIBLE] Landlord shall be entitled to its absolute discretion to forfeit the deposit and determine the agreement constituted by your acceptance of this Offer (the "Agreement") by giving notice to us. Nothing herein contained however shall prevent the Landlord from exercising its right to enforce specific performance of the Agreement or claiming against us for damages for breach of the Agreement.

         9.4 We understand that you are at liberty to cash this cheque immediately pending the Landlord's consideration of this Offer and such action on your part shall not be deemed to be an acceptance thereof. Should this Offer not be accepted, the deposit will be returned to us (without interest or other compensation).

         9.5 We understand upon execution of the [ILLEGIBLE] Agreement the deposit will be set against the deposit payable under Section IX of the Lease/Tenancy Agreement.

10.      LANDLORD'S APPROVAL
         -------------------

         10.1 We acknowledge that whatever the consent or approval of the Landlord's required, the same may be given or withheld or given subject to conditions, at the Landlord in its sole discretion may determine.

11.      LANDLORD'S AGENTS
         -----------------

         11.1 We acknowledge that Harriman Leasing Limited acts as Leasing Agent of the Landlord, and has authority to accept/reject this Offer on behalf of the Landlord and that Harbour City Management Limited acts as Managing Agent of the Landlord and has authority to represent and bind the Landlord in all [ILLEGIBLE] in connection with this Offer and if this Offer herein is accepted, in all matters missing from or in connection with the [ILLEGIBLE].

12.      PRIVACY ORDINANCE NOTICE AND CONSENT
         ------------------------------------

         12.1 The Landlord shall be entitled to supply to any company within the Landlord's group of companies and also to any company which is the ultimate holding company or the Landlord as the Landlord may determine such information or personal data is respect of us for marketing purposes, including the exchange of non-financial information with selected business partners without our further consent being obtained. "Group of companies" and "holding company" shall have the meanings attributed thereto in the companies Ordinance Cap 22 of the Laws of Hong Kong Special Administrative Region.

13.      BANK REFERENCE
         --------------

         13.1     We enclose a Bank's Reference in support of this Offer.

14.      SUPPLEMENTARY INFORMATION
         -------------------------

         14.1 We have completed the Supplementary Information Schedule as requested by the Landlord.

15.      ADDITIONAL CONDITIONS
         ---------------------

         15.1 We acknowledge that the terms, conditions and provisions set out in the Additional Conditions Schedule attached to this Offer (if any) shall apply and be incorporated in this Offer.

16.      IRREVOCABLE OFFER
         -----------------

         16.1     This Offer shall be irrevocable.

17.      ACCEPTANCE
         ----------

         17.1 To indicate the Landlord's acceptance of this Offer, please sign the Acceptance endorsed at the foot of this Offer.

To: HARRIMAN LEASING LIMITED
Suite 1611, 16th Floor
Ocean Centre
Harbour City
Kowloon

From: International SMC (HK) Limited
L1 Unit 6
Mirror Tower
61 Mody Road
Kowloon

Dear Sirs,

                       LETTER OF OFFER FOR OFFICE PREMISES
                       -----------------------------------

1.       OFFER
         -----

         1.1 We offer to lease the premises identified in the attached Premises Schedule (the "Premises") from your principal, the registered owner of the Premises (the "Landlord"), on the terms and conditions and subject to payment of the rent and other charges fees and amounts as set out in this letter or offer (this "Offer") and in the Schedule(s).

2.       BUILDING FINISHES
         -----------------

         2.1 We understand that the Landlord's obligations are limited to making the premises available to us with the following:

                  (1)      Concrete floor with cement said screeding;

                  (2) Standard and emulsion paint painted walls and columns;

                  (3) Suspended ceiling with acoustic tiles and standard light fittings without wiring in a standard layout;

                  (4)      Standard entrance door;

                  (5) Automatic smoke detectors and sprinkler system in a standard layout;

                  (6)      Air-conditioning system; and

                  (7) Electricity supply terminated at a plug-in unit or barber chamber, as the ease may be, in the meter room.

         2.2      We shall undertake and be responsible at our cost for:

                  (1) all air-conditioning duct work, floor finish, clerical work (including [ILLEGIBLE] of light and power circuits) light-fittings, transfer of air duct to our suspended ceilings, and security, fire services (including sprinklers, infra-red detectors and/or smoke detectors) and air-conditioning unit (on/or control system serving the Premises:

                  (2) Any other installation, adjustment, modification and alteration of the provisions and fixtures and fittings in the Premises, if approved by the Landlord.

         2.3 Any other items including any additional fixtures or fittings and interior decoration which we may require will likewise be for our account.

3.       APPROVAL OF INTERNAL LAYOUT
         ---------------------------

         3.1 Within the period specified in paragraph 11 of the Premises Schedule, we shall submit to the Landlord for approval layout plans in respect to the Premises together with detailed design drawings and specifications for the design and construction of all proposed interior work installations and listings.

         3.2      We acknowledge and agree that:

                  (1) under no circumstances may work be commenced until the full approval of the Landlord in writing has been obtained:

                  (2) no delays, whether in submitting or resubmitting our proposals and plans or in the Landlord approving the same or otherwise will entitle us to any [ILLEGIBLE] of the rent-free period granted hereunder or to any claim for compensation or otherwise:

                  (3) the term of [ILLEGIBLE] may commence even though any of the plans, drawings and specifications have not been fully approved or any [ILLEGIBLE] work has not been commenced.

         3.3 We agree to pay upon submission of our initial internal layout plans a Floor Handling Fee to the Landlord or its managing agent at the rate of HK$3.50 per sq. ft. based on the area of the Premises as specified in paragraph 3 of the Premises Schedule for:

                  (1)      voting our initial internal layout plans; and

                  (2) where such plans include or necessitate work which is required hereunder to be carried out by the Landlord's nominated contractors, handling and co-ordinating the carrying on of such work.

4.       ALTERATION WORK BY NOMINATED CONTRACTORS
         ----------------------------------------

         4.1 We acknowledge that to enable the electrical, air-conditioning, plumbing, drainage, sprinkler, security, building automation and the direction alarm systems in the building to be effectively co- ordinated and controlled all work required by us within the Premises affecting these services and facilities shall be designed and supervised by a professional electrical and Mechanical consultant employed by us, and carried out at our cost by the Landlord's nominated contractors for which purpose we undertake to engage the appropriate contractor nominated by the Landlord for the category of work in question and to pay the nominated contractors' charges for the work as follows:

                  (1) 50% of the [ILLEGIBLE] sum for each category of work and the Landlord's charges at the same time as returning the signed statement of cost(s)

                  (2) progress payment(s) (if any) as stipulated by the Landlord in the estimate upon presentation of invoices; and

                  (3) the final account for each category of work and the balance of the Landlord's charges (if any) upon presentation of the relevant invoices.

         4.2 We acknowledge that since the appropriate nominated contractors shall be engaged by us, the Landlord shall notwithstanding the nomination not have any liability to us for or in respect of any set deed matter or thing arising out of or in connection with the engagement of any such contractor or contractors or any work done or omitted to be done by them or any of them pursuant to such engagement.

         4.3 We further agree that in respect of any subsequent [ILLEGIBLE] work in or to the Premises, a handling fee shall be payable to the Landlord in accordance with Section III Clause 7 of the [ILLEGIBLE] Agreement sent with this Offer.